Exhibit 10.23
ASSIGNMENT AND ASSUMPTION AGREEMENT
THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Assignment”) is made as of this 14th day of December, 2009 by TNP Acquisitions, LLC, a Delaware limited liability company (“Assignor”) and TNP SRT Waianae Mall, LLC (“Assignee”).
Recitals
A.	Pursuant to that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated July 13, as amended (the “Agreement”) between Assignor and West Oahu Mall Associates, LLC, a Hawaii limited liability company (“Seller”) and subject to the terms therein, Assignor has a right to purchase, and Seller has an obligation to sell, that certain real property located in Honolulu, Hawaii, commonly known as Waianae Mall and more particularly described on Exhibit A attached hereto (collectively, the “Property”)
B.	Assignor desires to assign, and Assignee desire to receive assignment of, all of Assignor’s rights, title and interest in and to the Agreement, as set forth in this Assignment.
Agreement
NOW THERFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.	Recitals. The above “Recitals” are hereby incorporated into this Assignment as if fully set forth herein.
2.	Assignment. Pursuant to its rights under Section 8.3 of the Agreement, Assignor hereby assigns to Assignee, all of Assignor’s right, title and interest in the Agreement. Assignee executes this Assignment below for the purpose of evidencing their acceptance of the foregoing assignment.
3.	Counterparts; Signatures. This Assignment may be executed in any number of counterparts, all of which taken together shall constitute this Assignment. Signatures transmitted by facsimile, e-mail or similar electronic means shall be deemed originals in all respects for purposes of this Assignment.
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ASSIGNOR:	TNP ACQUISITIONS, LLC, a Delaware limited liability company

	Its:	Sole Member
	By:	Thompson National Properties, LLC a Delaware limited liability company

		By:	/s/ Wendy J. Worcester

Name: Wendy J. Worcester

Title: Chief Administrative Officer

ASSIGNEE:	TNP SRT WAIANAE MALL, LLC, a Delaware limited liability company

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership

		Its:	Sole Member
		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation
			Its:	General Partner

			By:	/s/ Wendy J. Worcester

Name: Wendy J. Worcester

Title: Chief Financial Officer, Treasurer and Secretary

Exhibit A
Legal Description
PARCEL FIRST:
All of those certain parcels of land situate at Waianae and Lualualei, District of Waianae, City and County of Honolulu, State of Hawaii, described as follows:
LOTS 672-A, area 10.000 acres, more or less, as shown on Map 75, and 514-C-2, area 1.000 acre, more or less, as shown on Map 59, the maps referred to herein by numbers are filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 1102 (amended) of Waianae Company;
Being land(s) described in Transfer Certificate of Title No. 739,839 issued to WEST OAHU MALL ASSOCIATES, LLC, a Hawaii limited liability company.
PARCEL SECOND:
All of that certain parcel of land situate at Waianae and Lualualei, District of Waianae, City and County of Honolulu, State of Hawaii, described as follows:
LOT 514-B-2, area 83,908 square feet, more or less, as shown on Map 276, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 1102 (amended) of Waianae Company;
Being land(s) described in Transfer Certificate of Title No. 739,839 issued to WEST OAHU MALL ASSOCIATES, LLC, a Hawaii limited liability company.
PARCEL THIRD:
All of that certain parcel of land situate at Waianae and Lualualei, District of Waianae, City and County of Honolulu, State of Hawaii, described as follows:
LOT 672-B-1, area 2.689 acres, more or less, as shown on Map 386, filed in the Office of the Assistant Registrar of the Land Court of the State of Hawaii with Land Court Application No. 1102 (amended) of Waianae Company;
Being land(s) described in Transfer Certificate of Title No. 739,840 issued to WEST OAHU MALL ASSOCIATES, LLC, a Hawaii limited liability company.